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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 27, 2001

                          GAYLORD ENTERTAINMENT COMPANY
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

         1-13079                                     73-0664379
(Commission File Number)               (I.R.S. employer identification number)


         ONE GAYLORD DRIVE, NASHVILLE, TENNESSEE                   37214
         (Address of principal executive offices)                (Zip Code)


                                 (615) 316-6000
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.  REGULATION FD DISCLOSURE.

         A press release issued by Gaylord Entertainment Company on February 27, 2001 is attached hereto as Exhibit 99.1.














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    GAYLORD ENTERTAINMENT COMPANY



                                    By: /s/Denise Wilder Warren
                                        ----------------------------------------
                                        Denise Wilder Warren
                                        Chief Financial Officer

February 27, 2001








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                                INDEX TO EXHIBITS

       Exhibit
        Number             Description
        ------             -----------

         99.1     Press Release dated February 27, 2001.











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